EXECUTION COPY

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of May, 2007, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller”), and AMERICAN HOME MORTGAGE CORP., a New York corporation (the “Servicer”), having an office at 538 Broadhollow Road, Melville, New York 11747, and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company (“Aurora”), and U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Trustee under the Trust Agreement identified below (in such capacity, the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, Lehman Brothers Bank, FSB (the “Bank”) acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans (the “Mortgage Loans”) from the Servicer pursuant to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2007, by and between the Bank and the Servicer (the “FPWSA”), which is annexed hereto as Exhibit B.

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of May 1, 2007 (the “Assignment and Assumption Agreement”) and annexed hereto as Exhibit C, the Bank has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the FPWSA to the Seller, and the Seller has accepted such assignment.

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the “Serviced Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”) pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2007 (the “Mortgage Loan Sale and Assignment Agreement”), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of May 1, 2007 (the “Trust Agreement”), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”), and SASCO.

WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Bank pursuant to the FPWSA.

WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, the Seller and the Servicer agree that the provisions of the FPWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trust Fund (or Trustee on behalf of the Trust Fund), and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement as described in Section 23 of Exhibit A hereunder.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the FPWSA incorporated by reference herein (regardless of whether such terms are defined in the FPWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2. Custodianship. The parties hereto acknowledge that Deutsche Bank National Trust Company (the “Custodian”) will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated May 1, 2007, between the Custodian and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the FPWSA, except as otherwise provided herein and on Exhibit A hereto, and the parties hereto agree that the provisions of the FPWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 4(e) and Subsection 5(a) of the FPWSA, the remittance on June 18, 2007 to the Trust Fund is to include principal due after May 1, 2007 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in Subsection 4(c) of the FPWSA.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2007-7N Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Bank under the FPWSA to enforce the obligations of the Servicer under the FPWSA and the term “Purchaser” as used in the FPWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 28(a) of the FPWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the FPWSA and in connection with the performance of the Master Servicer’s duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 7 of the FPWSA as of the date of the sale from the Servicer to the Bank thereunder) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

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7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC
10350 Park Meadows Drive,
Littleton, Colorado 80124
Attn:	Linda A. Sherman- Master Servicing
LXS 2007-7N
Tel:	720-945-3422
E-mail:	ghostmyer@alservices.com (for Notices of Sales only)

All remittances required to be made by the Servicer with respect to the Mortgage Loans shall be made to the Master Servicer at the following wire account:

Bank of New York
New York, New York
ABA#: 021-000-018
Account Name:	Aurora Loan Services LLC,
Master Servicing Payment Clearing Account
Account Number:	8900620730
Beneficiary: Aurora Loan Services LLC
For further credit to: LXS 2007-7N

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association
1 Federal Street
Boston, M.A. 02110
Reference:	LXS 2007-7N
Attention:	Corporate Trust Services
Telephone:	(617) 603-6413
Telecopier:	(617) 603-6638

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 6th Floor
New York, New York 10019
Attention: Contract Finance - Leslee Gelber
Telephone: (212) 526-5861
E-mail: lgelber@lehman.com

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With a copy to:
Dechert LLP
2929 Arch Street
Philadelphia, Pennsylvania 19104
Attention: Steven J. Molitor, Esq.

All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

10. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer; provided, however, that unless the Servicer otherwise agrees, the NIMS Insurer shall not be permitted to change any Event of Default or termination provision of the FPWSA or this Agreement . Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

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NIM Security shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class X or Class P Certificates issued by the Trust Fund.

NIMS Insurer shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

NIMS Transaction shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class X or Class P Certificates issued by the Trust Fund.

11. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the FPWSA. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer’s (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the FPWSA, and (ii) assumption, for the benefit of the Servicer, the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the FPWSA. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC., as Seller

By:
Name: Ellen Kiernan Title: Authorized Signatory

AMERICAN HOME MORTGAGE CORP. as Servicer

By:
Name: Title:

Acknowledged By:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:

Name: Linda A. Sherman
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
as Trustee and not individually

By:

Name:
Title:

EXHIBIT A

Modifications to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement

1.	The definition of “Eligible Investments” in Section 1 is hereby amended and restated in its entirety to read as follows:

“Eligible Investments”: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi) a Qualified GIC;

(vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates and has a short term rating of at least “A-1” or its equivalent by each Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

2.	A definition of “Ginnie Mae” is hereby added to Section 1 to immediately follow the definition of “Freddie Mac Guides,” to read as follows:

“Ginnie Mae”: The Government National Mortgage Association, or any successor thereto.

3.	The definition of “Mortgage Loan” is hereby amended and restated in its entirety to read as follows:

“Mortgage Loan”: An individual servicing retained Mortgage Loan which has been purchased from the Seller by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4.	The definition of “Mortgage Loan Schedule” is hereby amended and restated in its entirety to read as follows:

“Mortgage Loan Schedule”: The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Bank, FSB pursuant to the FPWSA.

5.	The definition of “Qualified Depository” is hereby amended and restated in its entirety to read as follows:

“Qualified Depository”: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by Standard & Poor’s if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA-” by Standard & Poor’s if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6.	A new definition of “Qualified GIC” is hereby added to Section 1 to immediately follow the definition of “Qualified Depository”, to read as follows:

“Qualified GIC”: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b) provide that the Seller may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d) provide that the Seller’s interest therein shall be transferable to any successor servicer or the Master Servicer hereunder; and

(e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7.	The definition of “Remittance Date” is hereby amended and restated in its entirety to read as follows:

“Remittance Date”: The 18th day of each calendar month (or if such 18th day is not a Business Day, the first Business Day immediately preceding).

8.	The definition of “Servicing Fee Rate” in Section 1 is amended in its entirety to read:

“Servicing Fee Rate”: 0.375% per annum.

9.	The parties acknowledge that Section 2(a) (Conveyance of Mortgage Loans; Possession of Mortgage Files) and Section 2(b) (Books and Records) shall be inapplicable to this Agreement.

10.	The parties acknowledge that Section 2(c) (Delivery of Mortgage Loan Documents) shall be superseded by the provisions of the related Custodial Agreement.

11.	Section 4(a) (Seller to Act as Servicer) is hereby amended by adding the following to the end of the second paragraph of such section:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Interim Servicing Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

12.	The first sentence of Section 4(d) (Establishment of and Deposits to Custodial Account) is hereby amended by:

replacing the words “Lehman Brothers Bank, FSB, purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 2007-FLOW” with the words “the LXS 2007-7N Trust Fund”.

13.
Section 4(e)  (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word “and” at the end of clause (ix), by replacing the period at the end of clause (x) with a semicolon and by adding the following new clauses (xi) and (xii):

(xi) to invest funds in the Custodial Account in Eligible Investments in accordance with Section 4(i); and

(xii) to transfer funds to another Qualified Depository in accordance with Section 4(i) hereof.

14.
Section 4(f) (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words “Lehman Brothers Bank, FSB, purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 2007-FLOW, and various Mortgagors” with “the LXS 2007-7N Trust Fund.”

15.	Section 4(o) (Maintenance of PMI and/or LPMI Policy; Claims) is hereby amended by adding the following sentence to the end of clause (i):

The Seller will notify the Master Servicer and Lehman Brothers Holdings in the event that any related PMI or LPMI Policy is terminated.

16.	Section 4(p) (Title, Management and Disposition of REO Property) is hereby amended by:

(i)	replacing the word “Purchaser” in the third paragraph, in each instance, with the words “Master Servicer”;

(ii)	adding the following sentence to the end of the third paragraph:

Notwithstanding anything herein to the contrary, the Seller shall not be required to provide financing for the sale of any REO Property.

(iii)	replacing the word “Purchaser” in the sixth paragraph, in each instance, with the words “Master Servicer”;

(iv)	replacing the phrase “two (2)” in the last sentence of the sixth paragraph with the phrase “three (3)”;

(v)	adding the following paragraph to the end of such Section 4(p):

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the trust fund provided for in the Trust Agreement shall be rented (or allowed to continue to be rented) or otherwise used, held or disposed of by or on behalf of such trust fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) subject any REMIC provided for in the Trust Agreement to the imposition of any federal income taxes on income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G of the Code, unless the Seller has agreed to indemnify and hold harmless the trust fund provided for in the Trust Agreement with respect to the imposition of any such taxes.

17.	Section 5(b) (Statements to Purchaser) is hereby amended as follows:

(i)	by replacing the last paragraph of such Section 5(b) in its entirety with the following paragraph:

Beginning with calendar year 2008, the Seller shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2007 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund’s federal income tax return as the Master Servicer may reasonably request from time to time.

18.	Section 6(r) (Regulation AB) is hereby amended by replacing clause (vii) of subsection (i) with the following:

there are no affiliations or relationships required to be disclosed under Item 1119 between the Seller and any of the parties listed on Exhibit G hereto

19.	Section 9(a) (Indemnification) is hereby amended by adding “, Trust Fund, Depositor, Trustee and Master Servicer” after the word “Purchaser” in the first sentence.

20.	Section 21 (Successors and Assigns; Assignment of Purchase Agreement; Resignation) is hereby amended by adding the following new paragraph to the end of such section:

In the event of such assignment by the Seller, the Seller shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Seller's obligations under the Agreement.

21.	A new Section 31 (Intended Third Party Beneficiaries) is hereby added to read as follows:

Section 31. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

22.	A new Section 32 (Acknowledgement) is hereby added to read as follows:

Section 32 Acknowledgement. The Seller hereby acknowledges that the rights of Lehman Brothers Bank, FSB under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will constitute an assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Seller hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

EXHIBIT B

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement

See Exhibit 99.6

B-1

EXHIBIT C

Assignment and Assumption Agreement

[INTENTIONALLY OMITTED]

C-1

EXHIBIT D

Mortgage Loan Schedule

[INTENTIONALLY OMITTED]

D-1

EXHIBIT E-1

[RESERVED]

E-1-1

EXHIBIT E-2

[RESERVED]

E-2-1

EXHIBIT F

[RESERVED]

EXHIBIT G

TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

Certificate Insurer: Ambac Assurance Corporation

Interest Rate Swap Counterparty: ABN AMRO Bank N.V.

Interest Rate Cap Counterparty: ABN AMRO Bank N.V.

Servicers: American Home Mortgage Corp., Aurora Loan Services LLC and Countrywide Home Loans Servicing LP

Originators: American Home Mortgage Corp., Countrywide Home Loans, Inc., Lehman Brothers Bank FSB and Quicken Loans Inc.

Custodians: Deutsche Bank National Trust Company, LaSalle Bank National Association and U.S. Bank

Seller: Lehman Brothers Holdings Inc.